UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Capital Market
Preferred Stock Purchase Rights	-	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

PIPE Subscription Agreement

On November 9, 2021, Advaxis, Inc., a Delaware corporation (the “Company”) entered into a securities purchase agreement (the “SPA”) with certain investors (the “PIPE Investors”) to subscribe for and purchase an aggregate of $21 million in shares of Advaxis, Inc. subject to the closing the merger with Biosight, Ltd. (“Biosight”). Pursuant to the SPA, the price per share will be valued at a price equal to the average of the volume-weighted average price of the Company’s common stock (which shall be adjusted, as appropriate, to reflect the effect of any reverse split) on the five (5) consecutive trading days ending with the trading day immediately prior to the closing date of the Biosight merger. The majority of the PIPE Investors are current investors in Biosight, including certain funds co-founded by Advaxis Director David Sidransky.

The Form of SPA is filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing description of the Form of SPA is qualified in its entirety by reference thereto.

Registration Rights Agreement

Concurrently with the execution of the SPA, the Company and the PIPE Investors entered into a registration rights agreement (the “RRA”) that provides for the Company to register the shares issued under the SPA for resale within sixty (60) days of the closing of the Biosight merger. The Company agreed to use commercially reasonable efforts to cause the registration statement to be declared effective by the SEC within ninety (90) days after the closing date of the merger.

The Company has also agreed, among other things, to indemnify the PIPE Investors, their officers, directors, partners, members, and employees and each other person, if any, who controls such Institutional Investors within the meaning of the Securities Act of 1933, as amended (the “Securities Act’”), as well as the officers, directors, partners, members, and employees of such controlling persons, under the registration statement from certain liabilities and to pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the Company’s obligations under the RRA.

The Offerings are exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The PIPE Investors have acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.

The Form of RRA is filed as Exhibit 10.2 to this Current Report on Form 8-K and the foregoing description of the Form of RRA is qualified in its entirety by reference thereto.

Forward-Looking Statements

Certain of the statements made in this Form 8-K are forward looking for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those relating to the Merger and the completion thereof. In some cases, you can identify these statements by forward-looking words such as “may,” “will,” “continue,” “anticipate,” “intend,” “could,” “project,” “expect” or the negative or plural of these words or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; the failure of either party to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals; uncertainties as to the timing of the consummation of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from the Company’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the Company’s history of net operating losses and uncertainty regarding its ability to achieve profitability; the Company’s ability to develop and commercialize product candidates; the Company’s ability to use and expand technology platforms to build a pipeline of product candidates; the Company’s ability to obtain and maintain regulatory approval of product candidates; the Company’s ability to operate in a competitive industry and compete successfully against competitors that have greater resources; the Company’s reliance on third parties; the Company’s ability to obtain and adequately protect intellectual property rights for product candidates; and the effects of COVID-19 on clinical programs and business operations. The Company’s discusses many of these risks in greater detail under the heading “Risk Factors” contained in quarterly report on Form 10-Q for the quarter ended July 31, 2021, filed with the SEC on September 10, 2021, the registration statement on Form S-4 filed by the Company, the proxy statement of the Company with respect to the vote of its stockholders to approve the transactions, and its other filings with the SEC. Any forward-looking statements in this Form 8-K speak only as of the date of this Form 8-K. However, while the Company and Biosight may elect to update these forward-looking statements at some point in the future, the Company and Biosight specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and Biosight’s assessments as of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, the Company filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, declared effective on October 20, 2021, that includes a document that serves as a prospectus of the Company and a proxy statement of the Company (the “proxy statement/prospectus/information statement”), and the Company has filed and may hereafter file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR ARE HEREAFTER FILED WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus/information statement and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at www.advaxis.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by contacting the Company’s external Investor Relations firm, LifeSci Advisors, LLC, at tim@lifesciadvisors.com.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information about the directors and executive officers of the Company is available in the Company’s Form 10-K/A filed with the SEC on February 26, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus/information statement and other relevant materials to be filed with the SEC regarding the Merger when they become available. Investors should read the proxy statement/prospectus/information statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company as indicated above.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2021	ADVAXIS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President and Chief Executive Officer, Interim Chief Financial Officer